SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 3, 2005

                        ________________________________

                          COMMAND SECURITY CORPORATION
             (Exact name of registrant as specified in its charter)

           New York                       0-18684                14-1626307
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)

        Lexington Park
    Lagrangeville, New York                                         12540
(Address of principal executive                                  (Zip code)
           offices)

       Registrant's telephone number, including area code: (845) 454-3703

                                 NOT APPLICABLE
  ----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
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                          COMMAND SECURITY CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
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Item 2.02     Results of Operations and Financial Condition .................3

Item 9.01     Exhibits.......................................................3

Signature....................................................................4


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Item 2.02.        Results of Operations and Financial Condition.

On November 3, 2005, Command Security Corporation issued a press release reporting the financial results for the three and six months ended September 30, 2005. The full text of the press release is attached hereto as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits.

      (c)   Exhibits:

      99.1 Press Release, dated November 3, 2005 announcing September 30, 2005 financial results.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 4, 2005

                                        COMMAND SECURITY CORPORATION


                                        By: /s/ Barry Regenstein
                                            ------------------------------------
                                            Name:  Barry Regenstein
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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